UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 28, 2023

Coupa Software Incorporated

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37901	20-4429448
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1855 S. Grant Street

San Mateo, CA 94402

(Address of principal executive offices, including zip code)

(650) 931-3200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	COUP	The Nasdaq Stock Market LLC
(The Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On February 28, 2023, Coupa Holdings, LLC (f/k/a Project CS Parent, LLC), a Delaware limited liability company (“Parent”), completed its previously announced acquisition of Coupa Software Incorporated, a Delaware corporation (the “Company”), pursuant to the Agreement and Plan of Merger, dated as of December 11, 2022 (the “Merger Agreement”), by and among the Company, Parent and Project CS Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). Parent and Merger Sub are affiliates of Thoma Bravo Fund XV, L.P. (the “Thoma Bravo Fund”), and Parent, Merger Sub and the Thoma Bravo Fund are each affiliated with Thoma Bravo, L.P. (“Thoma Bravo”). On February 28, 2023, pursuant to the Merger Agreement, and upon the terms and subject to the conditions set forth therein, Merger Sub merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

On February 28, 2023, the Company and Wilmington Trust, National Association, as trustee (the “Trustee”), entered into:

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the First Supplemental Indenture, dated as of February 28, 2023 (the “2025 Convertible Notes First Supplemental Indenture”) to the Indenture, dated as of June 11, 2019, by and between the Company and the Trustee (the “2025 Convertible Notes Original Indenture” and, together with the 2025 Convertible Notes First Supplemental Indenture, the “2025 Convertible Notes Indenture”), relating to the Company’s 0.125% Convertible Senior Notes due 2025 (the “2025 Convertible Notes”); and

•

the First Supplemental Indenture, dated as of February 28, 2023 (the (“2026 Convertible Notes First Supplemental Indenture”) to the Indenture, dated as of June 15, 2020, by and between the Company and the Trustee (the “2026 Convertible Notes Original Indenture” and, together with the 2026 Convertible Notes First Supplemental Indenture, the “2026 Convertible Notes Indenture”), relating to the Company’s 0.375% Convertible Senior Notes due 2026 (the “2026 Convertible Notes”).

As of February 28, 2023, $805 million of the 2025 Convertible Notes are outstanding and $1,380 million of the 2026 Convertible Notes are outstanding.

As a result of the Merger, and pursuant to the 2025 Convertible Notes Indenture and the 2026 Convertible Notes Indenture (together, the “Convertible Notes Indentures”), from and after the effective time of the Merger (the “Effective Time”), the right to convert each $1,000 principal amount of the 2025 Convertible Notes and the 2026 Convertible Notes (each, a “series of Convertible Notes” and, together, the “Convertible Notes”), as applicable, into shares of the Company’s common stock, par value $0.0001 per share (the “Company Common Stock”), was changed to a right to convert such principal amount of each series of Convertible Notes solely into an amount in cash equal to the conversion rate of the applicable series of Convertible Notes in effect on the applicable conversion date (subject to any adjustments pursuant to the relevant Convertible Notes Indenture) multiplied by $81.00 (the price per share of Company Common Stock paid in the Merger).

The consummation of the Merger constitutes a Merger Event, a Fundamental Change and a Make-Whole Fundamental Change (each as defined in the applicable Convertible Notes Indenture) under the Convertible Notes Indentures. The effective date of the Merger Event, Fundamental Change and Make-Whole Fundamental Change in respect of the Convertible Notes is February 28, 2023 (the “Convertible Notes Effective Date”), which is the closing date of the Merger.

As a result of the Fundamental Change, each holder of a series of Convertible Notes will have the right to require the Company to repurchase its Convertible Notes pursuant to the terms and procedures set forth in the applicable Convertible Notes Indenture for a cash repurchase price equal to the Fundamental Change Repurchase Price (as defined in the applicable Convertible Notes Indenture). The foregoing descriptions of the Convertible Notes Indentures and the transactions contemplated thereby are subject to and qualified in their entirety by reference to the full text of the Convertible Notes Indentures. A copy of the 2025 Convertible Notes Original Indenture was filed as Exhibit 4.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on June 11, 2019 and a copy of the 2026 Convertible Notes Original Indenture was filed as Exhibit 4.1 to the Current Report on Form 8-K filed by the Company with the SEC on June 16, 2020. Copies of the 2025 Convertible Notes First Supplemental Indenture and the 2026 Convertible Notes First Supplemental Indenture are filed hereto as Exhibit 4.1 and 4.2, respectively. The 2025 Convertible Notes Original Indenture, the 2026 Convertible Notes Original Indenture, the 2025 Convertible Notes First Supplemental Indenture and the 2026 Convertible Notes First Supplemental Indenture are incorporated by reference into this Item 1.01.

Item 1.02	Termination of a Material Definitive Agreement

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.

On June 6, 2019, in connection with the pricing of the 2025 Convertible Notes, and on June 7, 2019, in connection with the initial purchasers’ exercise of their option to purchase additional 2025 Convertible Notes, the Company entered into capped call transactions (collectively, the “2025 Capped Call Transactions”) with each of Barclays Bank PLC, Goldman Sachs & Co. LLC and Morgan Stanley & Co. LLC (each a “2025 Capped Call Counterparty”), all of which remained outstanding and exercisable in accordance with their terms as of the closing date of the Merger, prior to giving effect to the Termination Agreements (as defined below). On June 10, 2020, in connection with the pricing of the 2026 Convertible Notes, and on June 12, 2020, in connection with the initial purchasers’ exercise of their option to purchase additional 2026 Convertible Notes, the Company entered into capped call transactions (collectively, the “2026 Capped Call Transactions” and, together with the 2025 Capped Call Transactions, the “Capped Call Transactions”) with each of Bank of America, N.A., Bank of Montreal, Barclays Bank PLC, Deutsche Bank AG, London Branch and Goldman Sachs & Co. LLC (each a “2026 Capped Call Counterparty” and each 2025 Capped Call Counterparty and 2026 Capped Call Counterparty, a “Capped Call Counterparty”), all of which remained outstanding and exercisable in accordance with their terms as of the closing date of the Merger, prior to giving effect to the Termination Agreements (as defined below).

In connection with the Merger, the Company entered into a termination agreement with each Capped Call Counterparty (collectively, the “Termination Agreements”) pursuant to which the Capped Call Transactions with such Capped Call Counterparty terminated on the closing of the Merger in exchange for an agreed-upon cash payment by such Capped Call Counterparty to the Company, payable on the closing date of the Merger.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note, Item 3.01, Item 5.01, Item 5.02, Item 5.03 and Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

At the Effective Time, and as a result of the Merger:

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each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (subject to certain exceptions described below and as set forth in the Merger Agreement, including shares of Company Common Stock owned by stockholders of the Company who have not voted in favor of the adoption of the Merger Agreement and have properly exercised appraisal rights in accordance with Section 262 of the General Corporation Law of the State of Delaware) was automatically converted into the right to receive $81.00 in cash, without interest (the “Merger Consideration”);

•

each option to purchase shares of Company Common Stock (each a “Company Option”) that was unexpired, unexercised, vested (or that vested automatically as a result of the Merger) (each a “Vested Company Option”) and outstanding as of immediately prior to the Effective Time was canceled and automatically converted into the right to receive a cash payment, without interest, equal to the number of shares of Company Common Stock for which such Vested Company Option had not then been exercised multiplied by the excess, if any, of the Merger Consideration over the per share exercise price of such Vested Company Option, except that all Vested Company Options with a per share price equal to or greater than the Merger Consideration were, as of the Effective Time, canceled for no consideration;

•

each Company Option that was unexpired, unexercised, unvested and outstanding as of immediately prior to the Effective Time (each an “Unvested Company Option”) was canceled and automatically converted into the right to receive a cash payment, without interest, equal to the number of shares of Company Common Stock for which such Unvested Company Option had not then been exercised multiplied by the excess, if any, of the Merger Consideration over the per share exercise price of such Unvested Company Option, with such amount to vest and become payable on substantially the same terms and conditions that applied to the replaced Unvested Company Option prior to the Effective Time, subject to the holder’s continued service with Parent or its affiliates through each applicable vesting date, except that all Unvested Company Options with a per share exercise price equal to or greater than the Merger Consideration were, as of the Effective Time, canceled for no consideration;

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each restricted stock unit of the Company that was subject to time-based vesting conditions (each a “Company RSU”) that was unexpired, unsettled and vested (or that vested automatically solely as a result of the Merger) (each a “Vested Company RSU”) and a portion of each Company RSU that would have vested on or prior to January 31, 2024, in each case that was outstanding as of immediately prior to the Effective Time (each a “Deemed Vested Company RSU”), was canceled and converted into the right to receive a cash payment, without interest, equal to the number of shares of Company Common Stock subject to such Vested Company RSU or Deemed Vested Company RSU as of immediately prior to the Effective Time, multiplied by the Merger Consideration;

•

each Company RSU that remained unexpired, unvested and outstanding as of immediately prior to the Effective Time (other than a Deemed Vested Company RSU) (each an “Unvested Company RSU”) was canceled and automatically converted into the right to receive a cash payment, without interest, equal to the number of shares of Company Common Stock subject to such Unvested Company RSU as of immediately prior to the Effective Time, multiplied by the Merger Consideration, with such amount to vest and become payable on substantially the same terms and conditions that applied to the replaced Unvested Company RSU prior to the Effective Time, subject to the holder’s continued service with Parent or its affiliates through each applicable vesting date;

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each performance-based restricted stock unit of the Company (each a “Company PSU”), whether vested or unvested, that was outstanding immediately prior to the Effective Time was canceled and automatically converted into the right to receive a cash payment, without interest, equal to the number of shares of Company Common Stock subject to such Company PSU as of immediately prior to the Effective Time (determined based on the greater of target performance and actual performance, with actual performance determined pursuant to the terms of the Company PSU), multiplied by the Merger Consideration, except that the Company PSUs granted to the Company’s Chief Executive Officer on July 28, 2022, were canceled for no consideration in accordance with their terms; and

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(i) each share of Company Common Stock that was held by the Company as treasury stock or owned by Parent or Merger Sub immediately prior to the Effective Time was canceled and ceased to exist and no consideration was delivered in exchange therefor, and (ii) each share of Company Common Stock that was owned by any direct or indirect wholly owned subsidiary of the Company immediately prior to the Effective Time, was, at the election of Parent, either converted into shares of common stock of the surviving corporation in the Merger or canceled.

The foregoing description of the Merger Agreement and the transactions contemplated thereby, including the Merger, does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 12, 2022, the terms of which are incorporated by reference into this Item 2.01.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

On February 28, 2023, in connection with the consummation of the Merger, the Company notified The Nasdaq Global Select Market (“NASDAQ”) that the Merger had been consummated and requested that the listing of the shares of Company Common Stock on NASDAQ be withdrawn on that day. In addition, the Company requested that NASDAQ file with the SEC a Notification of Removal from Listing and/or Registration on Form 25 to report the delisting of its shares from NASDAQ and to deregister its shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Upon effectiveness of the Form 25, the Company intends to file with the SEC a Certification and Notice of Termination on Form 15 requesting the termination of registration of the Company Common Stock under Section 12(g) of the Exchange Act and the suspension of reporting obligations under Section 13 and Section 15(d) of the Exchange Act. Trading of the Company Common Stock on NASDAQ was halted prior to the opening of trading on February 28, 2023.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note, Item 2.01, Item 3.01, Item 5.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

As a result of the Merger, each share of Company Common Stock that was issued and outstanding immediately prior to the Effective Time (except as described in Item 2.01 of this Current Report on Form 8-K) was automatically converted, at the Effective Time, into the right to receive the Merger Consideration. Accordingly, at the Effective Time, the holders of such shares of Company Common Stock ceased to have any rights as stockholders of the Company, other than the right to receive the Merger Consideration.

Item 5.01	Changes in Control of Registrant.

The information set forth in the Introductory Note, Item 2.01, Item 3.01, Item 3.03, Item 5.02 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the consummation of the Merger, at the Effective Time, a change of control of the Company occurred and the Company became a wholly owned subsidiary of Parent.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

At the Effective Time, pursuant to the Merger Agreement, each of Robert Bernshteyn, Michelle Brennan, Kanika Soni, Roger Siboni, Tayloe Stansbury, Scott Thompson and Frank van Veenendaal, each a director of the Company as of immediately prior to the Effective Time, ceased to be a director of the Company and members of any committee of the Company’s Board of Directors. At the Effective Time, each of Holden Spaht, Brian Jaffee and Jamie Hutter became a director of the Company.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

In connection with the completion of the Merger, on February 28, 2023, the Company filed with the Secretary of State of the State of Delaware the certificate of merger relating to the Merger. At the Effective Time and pursuant to the Merger Agreement, the Company’s certificate of incorporation as in effect immediately prior to the Merger was amended and restated in its entirety. A copy of the Amended and Restated Certificate of Incorporation is filed as Exhibit 3.1 hereto, which is incorporated by reference into this Item 5.03. In connection with the completion of the Merger and pursuant to the Merger Agreement, at the Effective Time, the bylaws of the Company were amended and restated in their entirety. A copy of the Amended and Restated Bylaws is filed as Exhibit 3.2 hereto, which is incorporated by reference into this Item 5.03.

Item 8.01	Other Events

On February 28, 2023, the Company issued press release announcing completion of the Merger. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of December 11, 2022, by and among Coupa Software Incorporated, Coupa Holdings, LLC (f/k/a Project CS Parent LLC) and Project CS Merger Sub, Inc. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on December 12, 2022).

3.1	Amended and Restated Certificate of Incorporation of Coupa Software Incorporated, dated as of February 28, 2023.

3.2	Amended and Restated Bylaws of Coupa Software Incorporated, dated as of February 28, 2023.

4.1	First Supplemental Indenture, dated as of February 28, 2023, to the Indenture, dated as of June 11, 2019, by and between Coupa Software Incorporated and Wilmington Trust, National Association.

4.2	First Supplemental Indenture, dated as of February 28, 2023, to the Indenture, dated as of June 15, 2020, by and between Coupa Software Incorporated and Wilmington Trust, National Association.

99.1	Press Release, dated as of February 28, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    February 28, 2023

COUPA SOFTWARE INCORPORATED

By:	/s/ Anthony Tiscornia
	Name:	Anthony Tiscornia
	Title:	Chief Financial Officer (Principal Financial Officer)